UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BITMINE IMMERSION TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 29, 2025, Bitmine Immersion Technologies, Inc. (the “Company”) published a presentation (the “Presentation”) that Tom Lee, Chairman of the Board of Directors of the Company, presented regarding the Company’s upcoming annual meeting of stockholders (the “Annual Meeting”). A copy of the Presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

On December 29, 2025, the Company released a video (the “Video”) of the Presentation. A copy of the transcript for the Video is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On December 29, 2025, the Company issued a press release (the “Press Release”) providing an update on the Company's operations, announcing the Presentation and Video, and encouraging stockholders to cast their votes for the Annual Meeting proposals. A copy of the Press Release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On December 29, 2025, the Company issued an audio message (the “Audio Message”) to its stockholders of record as of the close of business on December 8, 2025, reminding them to vote their shares in connection with the Annual Meeting. A copy of the Audio Message is attached as Exhibit 99.4 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibits 99.1, 99.2 99.3, and 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation (December 29, 2025)
99.2	Transcript of Video (December 29, 2025)
99.3	Press Release (December 29, 2025)
99.4	Audio Message (December 29, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: December 29, 2025	By:	/s/ Chi Tsang
	Name:	Chi Tsang
	Title:	Chief Executive Officer